GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Growth Funds

Goldman Sachs Growth Opportunities Fund

Goldman Sachs Small/Mid Cap Growth Fund

Goldman Sachs Technology Opportunities Fund

(each a “Fund”)

Supplement dated January 9, 2018 to the

Prospectus, Summary Prospectuses and Statement of Additional Information (the “SAI”), each dated December 29, 2017

Effective immediately, Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) will centralize its Fundamental Equity U.S. Value and Fundamental Equity U.S. Growth Teams into a single Fundamental Equity U.S. Equity Team. The Investment Adviser believes that these changes will benefit the Funds by providing a more holistic investment perspective and the ability to leverage investment ideas across the U.S. Fundamental Equity platform.

Effective immediately, Sung Cho and Charles “Brook” Dane will serve as portfolio managers for Goldman Sachs Technology Opportunities Fund.

In addition, effective immediately, Jonathan A. Neitzell and Lawrence Tankel will no longer serve as portfolio managers for Goldman Sachs Technology Opportunities Fund.

Sean Gallagher will join Steven M. Barry as Co-Chief Investment Officer of the Fundamental Equity U.S. Equity Team. Mr. Barry and Michael DeSantis will continue to serve as portfolio managers for Goldman Sachs Technology Opportunities Fund.

There are no changes to the portfolio managers for Goldman Sachs Growth Opportunities and Goldman Sachs Small/Mid Cap Growth Funds.

Accordingly, effective immediately, the Funds’ disclosures are modified as follows:

All references to the “Growth Team” or “Growth Investment Team” are replaced with “Fundamental Equity U.S. Equity Team.”

All references to Messrs. Neitzell and Tankel in the Prospectus, Goldman Sachs Technology Opportunities Fund’s Summary Prospectus and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Growth Opportunities Fund—Summary—Portfolio Management” section of the Prospectus and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectus:

Portfolio Managers: Steven M. Barry, Managing Director, Co-Chief Investment Officer—Fundamental Equity U.S. Equity, has managed the Fund since 1999; and Ashley R. Woodruff, CFA, Managing Director, has managed the Fund since 2014.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Small/Mid Cap Growth Fund—Summary—Portfolio Management” section of the Prospectus and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectus:

Portfolio Managers: Steven M. Barry, Managing Director, Co-Chief Investment Officer—Fundamental Equity U.S. Equity, has managed the Fund since 2005; Daniel Zimmerman, CFA, Managing Director, has managed the Fund since 2014; and Michael DeSantis, CFA, Vice President, has managed the Fund since 2017.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Technology Opportunities Fund—Summary—Portfolio Management” section of the Prospectus and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectus:

Portfolio Managers: Steven M. Barry, Managing Director, Co-Chief Investment Officer—Fundamental Equity U.S. Equity, has managed the Fund since 1999; Michael DeSantis, CFA, Vice President, has managed the Fund since 2013; Sung Cho, CFA, Managing Director, has managed the Fund since 2018; and Charles “Brooke” Dane, CFA, Vice President, has managed the Fund since 2018.

The following replaces in its entirety the “GSAM’s Growth Investment Philosophy”, “Buy Strategy”, “Valuation” and “Sell Discipline” subsections under the “Investment Management Approach—Principal Investment Strategies” section of the Prospectus:

GSAM’s Fundamental U.S. Equity Investment Approach:

GSAM believes that strong fundamental, bottom-up research combined with a disciplined investment process is essential for generating superior performance over the long-term.

The team’s investment process involves: (1) using multiple industry-specific valuation metrics to identify real economic value and company potential in stocks, screened by valuation, profitability and business characteristics; (2) conducting in-depth company research and assessing overall business quality; and (3) buying those securities that a sector portfolio manager recommends, taking into account feedback from the rest of the portfolio management team.

The Investment Adviser may decide to sell a position for various reasons, including valuation and price considerations, readjustment of the Investment Adviser’s outlook based on subsequent events, the Investment Adviser’s ongoing assessment of the quality and effectiveness of management, if new investment ideas offer the potential for better risk/reward profiles than existing holdings, or for risk management purposes. In addition, the Investment Adviser may sell a position in order to meet shareholder redemptions.

GSAM’s Growth Investment Philosophy:

1. Invest as if buying the company/business, not simply trading its stock:

⬛	Understand the business, management, products and competition.
⬛	Perform intensive, hands-on fundamental research.

⬛	Seek businesses with strategic competitive advantages.
⬛	Over the long-term, expect each company’s stock price ultimately to track the growth in the value of the business.

2. Buy high-quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management.

3. Purchase superior long-term growth companies at attractive valuations, giving the investor the potential to fully capture returns from above-average growth rates.

In the “Service Providers—Fund Managers” section of the Prospectus, (i) Mr. Barry’s title is changed to “Managing Director, Co-Chief Investment Officer, Fundamental Equity U.S. Equity” and (ii) the following rows are added to the table in the “Growth Investment Team” subsection:

Sung Cho, CFA Managing Director	Portfolio Manager— Technology Opportunities	Since 2018

Mr. Cho joined the Investment Adviser in 2004. He is a portfolio manager on the Fundamental Equity Team, where he has broad research responsibilities. Prior to joining GSAM, he was a management consultant focused on Strategy and Operations at Deloitte Consulting.

Charles “Brook” Dane, CFA Vice President	Portfolio Manager— Technology Opportunities	Since 2018

Mr. Dane joined the Investment Adviser in 2010 as a portfolio manager for the Fundamental Equity Team. Prior to joining the Investment Adviser, Mr. Dane spent 13 years at Putnam Investments as a research analyst and more recently as a portfolio manager.

This Supplement should be retained with your Prospectus, Summary Prospectuses and SAI for future reference.

EQG2CONFIDSTK 01-18